UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2019

___________TORTEC GROUP CORPORATION.___________

 (Exact name of registrant as specified in its charter)

______Nevada_________         _____000-55150______       __________45-5593622________

(State or other jurisdiction        (Commission file number)     (I.R.S. Employer Identification No.)

of incorporation)

 30 N. Gould Street, Suite 2489, Sheridan, Wyoming 82801

   (Address of principal executive offices, zip code)

______________(307) 248-9177______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  [   ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 22, 2019, the Company entered into a Share Exchange Agreement with TORtec Central Asia, a Wyoming corporation, and the sole shareholder of TORtec Central Asia pursuant to which the Company has agreed to acquire 100% ownership of the outstanding shares of TORtec Central Asia stock in exchange for issuing 2,000,000 shares of the Company’s common stock to be issued to the sole shareholder of TORtec Central Asia. Merdan Atayev is the President, sole director and sole shareholder of TORtec Central Asia, a newly formed Wyoming corporation.  The Share Exchange Agreement is subject to certain terms and conditions, including the transfer of: (a) a 99 year Lease Agreement to a new office and warehouse facility in Ashgabat, Turkmenistan (“Target Land”); and (b) any furniture, tools, machinery and equipment for maintenance and lifting located at the facility (“Target Assets”).  TORtec Central Asia must first have acquired leasehold ownership to the Target Land based on a ninety-nine year lease from the government of Turkmenistan, free and clear from all mortgages, trust deeds, liens or other encumbrances, and TORtec Central Asia shall have acquired undisputed ownership of the Target Assets free and clear from all security interests, liens or other encumbrances.  The Share Exchange Agreement also provides that the Company will elect Merdan Atayev as a Vice President of the Company as a condition to the Closing of the proposed acquisition.

The property to which the Lease Agreement pertains includes an industrial building and office of approximately 7,300 square meters including a warehouse and plant facility of 1,535.55 square meters and an office building of approximately 1,205 square meters which is located in the Ak-bugday District industrial free zone.  The lease payments total approximately USD$500 per year. The Company intends to use the property for the following purposes: Collect and prepare bio material, including plants, herbs and minerals for shipment to the Company’s facilities in Murg, Germany for further processing into valuable products with the Company’s TOR-technologies.  Later, the Company plans to process soil substrates for sale in Central Asia and the Middle East.  The Share Exchange Agreement provides that the Company will elect Merdan Atayev as a Vice President of the Company as a condition to the Closing of the proposed acquisition.

A copy of the Share Exchange Agreement (without Annexes) is attached to this Current Report as Exhibit 10.1.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 23, 2019, the Board of Directors of TORtec Group Corporation (the “Company”) appointed Mayrbek Artsuev as a Director of the Company and Merdan Atayev as a Vice President of the Company.

Mayrbek Artsuev, age 51, has a degree in engineering and has been an international consultant  and trade specialist for the past 25 years and specializes in technology development.  Mr. Artsuev introduced TOR-technologies to the Company in 2017 and has been influential in negotiating the agreements on behalf of the Company with Merdan Atayev. Mr. Artsuev has never held other positions in a US publicly-held company as either a director or officer. Mr. Artsuev has no family relationship with any other director or executive officer of the Company.

Mr. Artsuev was a principal shareholder in TORtec Group, a Wyoming corporation, which was acquired by the Company on December 4, 2017.  Mr. Artsuev became a principal shareholder of the Company when the Company acquired TORtec acquired ownership Group, a Wyoming corporation, as a wholly-owned subsidiary.  Mr. Artsuev directly owns 6,750,000 shares of the Company’s common stock and he indirectly owns 6,750,000 shares as a 50% owner of TOR Biologos GmbH (which directly holds 13,500,000 shares).  He disclaims ownership of the remaining shares held TOR Biologos GmbH.

Merdan Atayev, age 39,is an attorney specializing in business law in Turkmenistan.  Mr. Atayev has been involved in international trade with his family owned enterprises for over 10 years and owns many companies, including construction, real estate development and trading companies.  Mr. Artsuev has never held other positions in a US publicly-held company as either Director or Officer and has no family relationship with any other director or executive officer of the Company.

As described above in Item 1.01, Merdan Atayev is the President, sole director and sole shareholder of TORtec Central Asia, a newly formed Wyoming corporation.  On May 22, 2019, the Company entered into a Share Exchange Agreement with TORtec Central Asia, a Wyoming corporation, and the sole shareholder of TORtec Central Asia pursuant to which the Company has agreed to acquire 100% ownership of the outstanding shares of TORtec Central Asia stock in exchange for issuing 2,000,000 shares of the Company’s common stock to Merdan Atayev who is the sole shareholder of TORtec Central Asia.

On May 20, 2019, the Company entered into a Stock Purchase Agreement with IKR BABOLNA FZE, a UAE Ajman Free Zone Limited Company, pursuant to which IKR BABOLNA FZE agreed to purchase from the Company One Hundred and Sixty Eight Thousand (168,000) shares of the Company’s common stock for One Million Five Hundred Thousand Euros, or approximately USD$1,680,000.  IKR BABOLNA FZE is a company which is owned and controlled by Merdan Atayev and other family members of Merdan Atayev.  The Company is seeking to acquire one hundred percent (100%) of the issued and outstanding shares of Ecotor Technology S.A.R.L. a Swiss Company of Alpenstrasse 15, 6302 Zug, Switzerland (Ecotor), which wholly-owns one hundred percent (100%) of the issued and outstanding shares of SCI-TECH GmbH, a German company of Gewerbestraße 7, 79730 Murg-Hänner, Germany (Sci-Tech).  The Stock Purchase Agreement with IKR BABOLNA FZE provides that the One Million Five Hundred Thousand Euros (€1,500,000) received from the STOCK PURCHASE AGREEMENT will be distributed as follows:

Euros 700,000 to be paid to Ecotecnic Chemical AG, a company registered in Switzerland (Ecotecnic) for one hundred percent (100%) ownership of Ecotor; and

Euros 800,000 to be transferred to Sci-Tech as additional paid-up capital for both the Company and “IKR BABOLNA FZE” as fifty-fifty (50/50) owners in Sci-Tech

Upon receipt of the above payment from IKR BABOLNA FZE”, the Company will cause the transfer of fifty percent (50%) of the ownership of Sci-Tech to IKR BABOLNA FZE from Ecotor as soon as the official registration and approvals from German & Swiss government entities will permit. All decisions regarding further capitalization of Sci-Tech will be made upon mutually acceptable terms between the Company and “IKR BABOLNA FZE”.  The Company anticipates that this transaction will close on or before June 30, 2019.

The Company will also cause, through its wholly-owned subsidiary, TORtec Titan+, the granting of a Territorial License to Sci-Tech limited to the following territory:  The Federal Republic of Germany.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.01 Share Exchange Agreement between the TORtec Group Corporation, TORtec Central Asia and the Sole Shareholder of TORtec Central Asia dated May 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTEC GROUP CORPORATION

Date: May 29, 2019

/s/ Stephen H. Smoot_______________

Stephen H. Smoot, President and CEO

SEC/1263.2